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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2007

                                   PENGE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-52180                 71-0895709
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(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)



        1501 NORTH FAIRGROUNDS
            MIDLAND, TEXAS                                  79705
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(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (423) 683-8800
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                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information set forth in Item 2.01 below is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 2007, Penge Corp (the "Company") entered into a Stock Purchase Agreement dated June 30, 2007 (the "Purchase Agreement"), pursuant to which it sold S&S Plant Farm, Inc. ("S&S"), located at 3011 Todd Road, Midland, Texas 79705 to Curtis Schmid, the individual from whom the farm was purchased in 2005 and an employee of the Company through June 30, 2007. The assets sold include the approximately 50-acre S&S farm located near Midland, Texas, but not the inventory at such farm. The purchase price for S&S was $1,000,000, payable in the form of a $155,392.25 promissory note in favor of the Company and the assumption by the purchaser of approximately $844,607.75 in debt and accounts payable. The purchase price was the maximum amount the Company could get in order to divest the plant farm operation. The Company anticipates a savings of approximately $30,000+ in cash flow per month over the next twelve (12) months from this divestiture.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

10.1 Stock Purchase Agreement between the Company and Curtis Schmid, an individual, dated June 30, 2007.

10.2 Promissory Note dated June 30, 2007 from Curtis Schmid in favor of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Penge Corp.



Dated:  July 9, 2007                       By /s/ KC Holmes
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                                              KC Holmes
                                              Chief Financial Officer